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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

MONSANTO COMPANY:

        We consent to the use in this Registration Statement of Monsanto Company on Form S-1 of our reports, dated March 22, 2000 and March 28, 2000, on the financial Statements of Monsanto Company Agriculture Business and Monsanto Company, respectively, appearing in the Prospectus, which is part of this Registration Statement.

        We also consent to the reference to us under the heading "Experts" in such Prospectus.







St. Louis, Missouri
May 11, 2000